Exhibit 99.3

NXT NUTRITIONALS INC.
(A DEVELOPMENT STAGE COMPANY)
FINANCIAL STATEMENTS
SEPTEMBER 30, 2008

NXT NUTRITIONALS INC.
(A Development Stage Company)
Notes to Financial Statements
September 30, 2008

CONTENTS

Page(s)

Report of Independent Registered Public Accounting Firm	1

Balance Sheet – As of September 30, 2008	2

Statement of Operations –
For the Period from August 4, 2008 (Inception) to September 30, 2008	3

Statement of Changes in Stockholders’ Deficit –
For the Period from August 4, 2008 (Inception) to September 30, 2008	4

Statement of Cash Flows –
For the Period from August 4, 2008 (Inception) to September 30, 2008	5

Notes to Financial Statements	6 - 15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of:
NXT Nutritionals, Inc.

We have audited the accompanying balance sheet of NXT Nutritionals, Inc. (a development stage company) as of September 30, 2008, and the related statements of operations, changes in stockholder’s deficit and cash flows for the period from August 4, 2008 (inception) to  September 30, 2008.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of NXT Nutritionals, Inc. (a development stage company) as of    September 30, 2008, and the results of its operations and its cash flows for the period from August 4, 2008 (inception) to September 30, 2008, in conformity with accounting principles generally accepted in the United States of America.

Berman & Company, P.A.

Boca Raton, Florida
January 30, 2009

NXT Nutritionals, Inc.
(A Development Stage Company)
Balance Sheet
September 30, 2008

Stockholders' Deficit
Common stock, $0.001 par value, 30,000,000 shares authorized;
1,830,000 shares issued and outstanding	$1,830
Additional paid-in capital	16,470
Deficit accumulated during the development stage	(18,300)

Total Stockholders' Deficit	$-

See accompanying notes to financial statements

NXT Nutritionals, Inc.
(A Development Stage Company)
Statement of Operations
For the Period from August 4, 2008 (Inception) to September 30, 2008

Operating expenses
General and administrative expenses	$18,300
Total operating expenses	18,300

Net loss	$(18,300)

Net loss per share - basic and diluted	$(0.01)

Weighted average number of shares outstanding
during the period - basic and diluted	1,830,000

See accompanying notes to financial statements

NXT Nutritonals, Inc.
(A Development Stage Company)
Statement of Changes in Stockholders' Deficit
For the Period from August 4, 2008 (Inception) to September 30, 2008

			Additional	Deficit	Total
	Common Stock, $0.001 Par Value		Paid In	Accumulated During	Stockholders'
	Shares	Amount	Capital	the Development Stage	Deficit

Common stock issued for pre-incorporation services - founders ($0.01/share)	1,830,000	$1,830	$16,470	$-	$18,300

Net loss for the period from August 4, 2008 (inception) to September 30, 2008	-	-	-	(18,300)	(18,300)

Balance - September 30, 2008	1,830,000	$1,830	$16,470	$(18,300)	$-

See accompanying notes to financial statements

NXT Nutritionals, Inc.
(A Development Stage Company)
Statement of Cash Flows
For the Period from August 4, 2008 (Inception) to September 30, 2008

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(18,300)
Adjustments to reconcile net loss to net cash used in operating activities:
Common stock issued for pre-incorporation services - founders	18,300
Net Cash Used In Operating Activities	-

Net Increase (decrease) in Cash	-

Cash - Beginning of Period	-

Cash - End of Period	$-

SUPPLEMENTARY CASH FLOW INFORMATION:
Cash paid during the period for:
Income taxes	$-
Interest	$-

See accompanying notes to financial statements

NXT Nutritionals, Inc.
(A Development Stage Company)
Notes to Financial Statements
September 30, 2008

Note 1 Nature of Operations and Summary of Significant Accounting Policies

Nature of Operations

NXT Nutritionals, Inc. (the “Company”), was incorporated in the State of Delaware on August 4, 2008.

NXT Nutritionals, Inc. is a developer of proprietary, patent pending, healthy alternative sweeteners. The foundation and common ingredient for all of the Company’s products is the   all-natural sweetener SUSTA®, which serves as an ingredient/sweetener for its all-natural Healthy Dairy® yogurt smoothies.  SUSTA® will be sold as a stand-alone sweetener.

See Note 6 as it pertains to the Company’s acquisitions of Healthy Dairy, LLC and NXT, LLC.

Development Stage

The Company's financial statements are presented as those of a development stage enterprise. Activities during the development stage primarily include debt and equity based financing and further implementation of the business plan. The Company has not generated any revenues since inception.

Risks and Uncertainties

The Company's operations will be subject to significant risk and uncertainties including financial, operational, regulatory and other risks associated with a development stage company, including the potential risk of business failure.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all liquid instruments purchased with a maturity of three months or less to be cash equivalents.  The Company had no cash equivalents at September 30, 2008.

Debt Issue Costs

Debt issue costs issued in connection with raising funds through the issuance of convertible debt will be amortized over the life of the debt to interest expense.

NXT Nutritionals, Inc.
(A Development Stage Company)
Notes to Financial Statements
September 30, 2008

Beneficial Conversion Feature

The convertible feature of the convertible notes (See Note 6) did not provide for a rate of conversion that is below market value. If it were to exist, this feature would normally be characterized as a "beneficial conversion feature" ("BCF"). Pursuant to Emerging Issues Task Force Issue No. 98-5 ("EITF 98-5"), "Accounting For Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratio" and EITF Issue No. 00-27, "Application of EITF Issue No. 98-5 to Certain Convertible Instruments,” If the Company were to record a BCF, the relative fair value of the BCF would be recorded as a discount from the face amount of the respective debt instrument. The discount would be amortized to interest expense over the life of the debt. At each commitment date, the convertible debt instruments had an effective conversion rate per share in excess of the market price per share.

Derivative Financial Instruments

Pursuant to SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, the Company reviews all convertible debt instruments for the existence of an embedded conversion option, which may require bifurcation, fair value accounting and a related mark to market adjustment at each reporting period end date.  In addition, under the provisions of EITF Issue No. 00-19, "Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in a Company's Own Stock," and related guidance, the Company may be required to classify certain stock equivalents issued in connection with the underlying debt instrument as derivative liabilities.

In determining the appropriate fair value, the Company uses the Black-Scholes option-pricing model. In assessing convertible debt instruments, management first reviews the guidance of EITF No.’s 98-5, 00-27 and 05-2 as well as SFAS No. 150 to determine if the convertible debt host instrument is conventional convertible debt and further if there is a beneficial conversion feature requiring measurement. If the instrument is not considered conventional convertible debt, the Company will continue its evaluation process of these instruments as derivative financial instruments.

Once determined, derivative liabilities are adjusted to reflect fair value at each reporting period end, with any increase or decrease in the fair value being recorded in results of operations as an adjustment to fair value of derivatives.  In addition, the fair value of freestanding derivative instruments such as warrants, are also valued using the Black-Scholes option-pricing model.  In assessing the nature of a financial instrument as freestanding, the Company has applied the guidance pursuant to EITF No.’s 00-19.  Finally, the Company will apply the related guidance in EITF No.’s 00-19-2 and 05-4 as well as SFAS No. 5 when determining the existence of liquidated damage provisions.

NXT Nutritionals, Inc.
(A Development Stage Company)
Notes to Financial Statements
September 30, 2008

Earnings per Share

Basic earnings (loss) per share is computed by dividing net income (loss) by weighted average number of shares of common stock outstanding during each period.  Diluted earnings (loss) per share is computed by dividing net income (loss) by the weighted average number of shares of common stock, common stock equivalents and potentially dilutive securities outstanding during the period. For the period from August 4, 2008 (inception) to September 30, 2008, the Company had no common stock equivalents that could potentially dilute future earnings (loss) per share; hence, a separate computation of diluted earnings (loss) per share is not presented, as the Company reflects a net loss and the effect of considering any common stock equivalents if outstanding would have been anti-dilutive.

Stock-Based Compensation

All share-based payments to employees will be recorded and expensed in the statement of operations as applicable under SFAS No. 123R “Share-Based Payment”.

Non-Employee Stock Based Compensation

Stock-based compensation awards issued to non-employees for services will be recorded at either the fair value of the services rendered or the instruments issued in exchange for such services, whichever is more readily determinable, using the measurement date guidelines enumerated in Emerging Issues Task Force Issue EITF No. 96-18, “Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services” (“EITF 96-18”). For the period from August 4, 2008 (inception) to September 30, 2008, the Company has not issued any stock based compensation to third parties.

Income Taxes

The Company accounts for income taxes under the liability method in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." Under this method,  deferred income tax assets and liabilities are determined based on differences  between the financial reporting and tax bases of assets and  liabilities  and are measured using the enacted tax rates and laws  that will be in effect  when the  differences  are  expected  to reverse.

The Company adopted the provisions of FASB Interpretation No. 48; “Accounting for Uncertainty in Income Taxes-An Interpretation of FASB Statement No. 109” (“FIN 48”).  FIN 48 contains a two-step approach to recognizing and measuring uncertain tax positions. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates it is more likely than not, that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount, which is more than 50% likely of being realized upon ultimate settlement. The Company considers many factors when evaluating and estimating the Company’s tax positions and tax benefits, which may require periodic adjustments. At September 30, 2008, the Company did not record any liabilities for uncertain tax positions.

NXT Nutritionals, Inc.
(A Development Stage Company)
Notes to Financial Statements
September 30, 2008

Segment Information

The Company follows Statement of Financial Accounting Standards No. 131, "Disclosures about Segments of an Enterprise and Related Information."  During 2008, the Company only operated in one segment; therefore, segment information has not been presented.

Recent Accounting Pronouncements

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements” (“SFAS 157”), which clarifies the principle that fair value should be based on the assumptions that market participants would use when pricing an asset or liability.  It also defines fair value and established a hierarchy that prioritizes the information used to develop assumptions.  SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007.  The adoption of SFAS No. 157 did not have a material effect on the Company’s financial position, results of operations or cash flows.

In February 2007, the FASB issued SFAS 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value. The unrealized gains and losses on items for which the fair value option has been elected should be reported in earnings.  The decision to elect the fair value option is determined on an instrument-by-instrument basis, should be applied to an entire instrument and is irrevocable.  Assets and liabilities measured at fair values pursuant to the fair value option should be reported separately in the balance sheet from those instruments measured using other measurement attributes.  SFAS No. 159 is effective as of the beginning of the Company’s 2008 fiscal year.  The adoption of SFAS No. 159 did not have a material effect on the Company’s financial position, results of operations or cash flows.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment of Accounting Research Bulletin No 51” (“SFAS 160”). SFAS 160 establishes accounting and reporting standards for ownership interests in subsidiaries held by parties other than the parent, changes in a parent’s ownership of a noncontrolling interest, calculation and disclosure of the consolidated net income attributable to the parent and the noncontrolling interest, changes in a parent’s ownership interest while the parent retains its controlling financial interest and fair value measurement of any retained noncontrolling equity investment. SFAS 160 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. Early adoption is prohibited. The adoption of SFAS No. 160 is not expected to have a material effect on the Company’s financial position, results of operations or cash flows.

In December 2007, the FASB issued SFAS 141R, “Business Combinations” (“SFAS 141R”), which replaces FASB SFAS 141, “Business Combinations”.  This Statement retains the fundamental requirements in SFAS 141 that the acquisition method of accounting be used for all business combinations and for an acquirer to be identified for each business combination. SFAS 141R defines the acquirer as the entity that obtains control of one or more businesses in the business combination and establishes the acquisition date as the date that the acquirer achieves control.  SFAS 141R will require an entity to record separately from the business combination

NXT Nutritionals, Inc.
(A Development Stage Company)
Notes to Financial Statements
September 30, 2008

the direct costs, where previously these costs were included in the total allocated cost of the acquisition.  SFAS 141R will require an entity to recognize the assets acquired, liabilities assumed, and any non-controlling interest in the acquired at the acquisition date, at their fair values as of that date.  This compares to the cost allocation method previously required by SFAS No. 141.  SFAS 141R will require an entity to recognize as an asset or liability at fair value for certain contingencies, either contractual or non-contractual, if certain criteria are met.  Finally, SFAS 141R will require an entity to recognize contingent consideration at the date of acquisition, based on the fair value at that date.  This Statement will be effective for business combinations completed on or after the first annual reporting period beginning on or after December 15, 2008.  Early adoption of this standard is not permitted and the standards are to be applied prospectively only.  Upon adoption of this standard, there would be no impact to the Company’s results of operations and financial condition for acquisitions previously completed.  The adoption of SFAS No. 141R is not expected to have a material effect on the Company’s financial position, results of operations or cash flows.

In January 2008, the SEC released SAB No. 110, which amends SAB No. 107 which provided a simplified approach for estimating the expected term of a “plain vanilla” option, which is required for application of the Black-Scholes option pricing model (and other models) for valuing share options. At the time, the Staff acknowledged that, for companies choosing not to rely on their own historical option exercise data (i.e., because such data did not provide a reasonable basis for estimating the term), information about exercise patterns with respect to plain vanilla options granted by other companies might not be available in the near term; accordingly, in SAB No. 107, the Staff permitted use of a simplified approach for estimating the term of plain vanilla options granted on or before December 31, 2007. The information concerning exercise behavior that the Staff contemplated would be available by such date has not materialized for many companies. Thus, in SAB No. 110, the Staff continues to allow use of the simplified rule for estimating the expected term of plain vanilla options until such time as the relevant data becomes widely available. The Company does not expect its adoption of SAB No. 110 to have a material impact on its financial position, results of operations or cash flows.

In March 2008, the FASB issued SFAS No. 161 “Disclosures about Derivative Instruments and Hedging Activities—An Amendment of FASB Statement No. 133.” (“SFAS 161”). SFAS 161 establishes the disclosure requirements for derivative instruments and for hedging activities with the intent to provide financial statement users with an enhanced understanding of the entity’s use of derivative instruments, the accounting of derivative instruments and related hedged items under Statement 133 and its related interpretations, and the effects of these instruments on the entity’s financial position, financial performance, and cash flows. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2008. The Company does not expect its adoption of SFAS 161 to have a material impact on its financial position, results of operations or cash flows.

In April 2008, the FASB issued FASB Staff Position (“FSP”) SFAS No. 142-3, “Determination of the Useful Life of Intangible Assets”. This FSP amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under FASB Statement No. 142, “Goodwill and Other Intangible Assets” (“SFAS 142”). The intent of this FSP is to improve the consistency between the useful life of a

NXT Nutritionals, Inc.
(A Development Stage Company)
Notes to Financial Statements
September 30, 2008

recognized intangible asset under SFAS 142 and the period of expected cash flows used to measure the fair value of the asset under SFAS 141R, and other GAAP. This FSP is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. Early adoption is prohibited. The Company is currently evaluating the impact of SFAS FSP 142-3, but does not expect the adoption of this pronouncement will have a material impact on its financial position, results of operations or cash flows.

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” (“SFAS 162”).  SFAS 162 identifies the sources of accounting principles and the framework for selecting principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles in the United States.  This statement is effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board’s amendments to AU section 411, The Meaning of Present Fairly in Conformity with Generally Accepted Accounting Principles.  The Company is currently evaluating the impact of SFAS 162, but does not expect the adoption of this pronouncement will have a material impact on its financial position, results of operations or cash flows.

In October 2008, the FASB issued FSP FAS 157-3, “Determining the Fair Value of a Financial Asset When the Market For That Asset Is Not Active” (“FSP FAS 157-3”), with an immediate effective date, including prior periods for which financial statements have not been issued.  FSP FAS 157-3 amends FAS 157 to clarify the application of fair value in inactive markets and allows for the use of management’s internal assumptions about future cash flows with appropriately risk-adjusted discount rates when relevant observable market data does not exist.  The objective of FAS 157 has not changed and continues to be the determination of the price that would be received in an orderly transaction that is not a forced liquidation or distressed sale at the measurement date.  The adoption of FSP FAS 157-3 is not expected to have a material effect on the Company’s financial position, results of operations or cash flows.

Other accounting standards that have been issued or proposed by the FASB or other standards-setting bodies that do not require adoption until a future date and are not expected to have a material impact on the financial statements upon adoption.

Note 2 Liquidity

As reflected in the accompanying financial statements, the Company has a net loss and a deficit accumulated during the development stage of $18,300 for the period from August 4, 2008 (inception) to September 30, 2008.  In addition, the Company is in the development stage and has not yet generated any revenues.

The ability of the Company to continue its operations is dependent on Management's plans, which include the raising of capital through debt and/or equity markets with some additional funding from other traditional financing sources, including term notes, until such time that funds provided by operations are sufficient to fund working capital requirements.  The Company may need to incur additional liabilities with certain related parties to sustain the Company’s existence.

NXT Nutritionals, Inc.
(A Development Stage Company)
Notes to Financial Statements
September 30, 2008

The Company will require additional funding to finance the growth of its current and expected future operations as well as to achieve its strategic objectives.  The Company believes its current available cash along with anticipated revenues may be insufficient to meet its cash needs for the near future.  There can be no assurance that financing will be available in amounts or terms acceptable to the Company, if at all.

During the period October 2008 to January 2009, the Company raised $1,195,000 in convertible debt financing. (See Note 6)

Note 3 Income Taxes

SFAS No. 109 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statements and the tax basis of assets and liabilities, and for the expected future tax benefit to be derived from tax losses and tax credit carryforwards.  SFAS No. 109 additionally requires the establishment of a valuation allowance to reflect the likelihood of realization of deferred tax assets.

The Company has a net operating loss carryforward for tax purposes totaling $0 at September 30, 2008. Internal Revenue Code Section 382 places a limitation on the amount of taxable income that can be offset by carryforwards after a change in control (generally greater than a 50% change in ownership).  Temporary differences, which give rise to a net deferred tax asset, are as follows:

Significant deferred tax assets at September 30, 2008 are as follows:

Gross deferred tax assets:
Net operating loss carryforwards	$-
Total deferred tax assets	-
Less: valuation allowance	-
Net deferred tax asset recorded	$-

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred income tax assets will not be realized.  The ultimate realization of deferred income tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible.  Management considers the scheduled reversal of deferred income tax liabilities, projected future taxable income, and tax planning strategies in making this assessment.   Based on consideration of these items, management has determined that enough uncertainty exists relative to the realization of the deferred income tax asset balances to warrant the application of a full valuation allowance as of September 30, 2008.

NXT Nutritionals, Inc.
(A Development Stage Company)
Notes to Financial Statements
September 30, 2008

The actual tax benefit differs from the expected tax benefit for the period ended September 30, 2008 (computed by applying the U.S. Federal Corporate tax rate of 34% to income before taxes and 9.5% for State income taxes, a blended rate of 40.27% as follows:

Expected tax expense (benefit) - Federal	$(5,631)
Expected tax expense (benefit) - State	(1,739)
Stock issued for pre-incorporation services	7,370
Change in valuation allowance	-
Actual tax expense (benefit)	$-

Note 4 Stockholders’ Deficit

On August 18, 2008, the Company issued 1,830,000 shares of common stock to its three founders, having a fair value of $18,300 ($0.01/share), based upon the fair value of the services provided, for pre-incorporation services.  Under APB No. 29, “Accounting for Nonmonetary Transactions”, fair value of the services provided reflect a more readily determinable fair value of the shares issued. The exchange of these non-monetary assets did not result in a gain or loss. At September 30, 2008, the Company has expensed this stock issuance as a component of general and administrative expense.

Note 5 Commitments and Contingencies

From time to time, the Company may become involved in various lawsuits and legal proceedings, which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm its business. The Company is currently not aware of any such legal proceedings or claims that they believe will have, individually or in the aggregate, a material adverse affect on its business, financial condition or operating results.

Note 6 Subsequent Events

(A)	Placement Agent Agreement

Under the terms of an investment banking agreement dated August 12, 2008, the Company entered into a settlement and release agreement (“agreement”) with a placement agent on November 25, 2008. No amounts were due under the terms of this agreement for completed financings. The Company agreed to pay $50,000 as reimbursement for expenses incurred while engaged.  The Company paid $25,000 in December 2008 and an additional $25,000 in January 2009.

The Company also agreed to issue equity compensation after the Company effects a reverse acquisition with a public shell company. The terms are (i) 250,000 shares of common stock, (ii) 250,000 five-year warrants at an exercise price of $0.60/share.  If the Company completes a private placement within three months from the date of this agreement at a price, which is less

NXT Nutritionals, Inc.
(A Development Stage Company)
Notes to Financial Statements
September 30, 2008

than $0.40/share, the Company will transfer additional shares of common stock such that the placement agent maintains a value of $100,000.

(B)	Convertible Debt and Warrants

During the period from October 28, 2008 through January 30, 2009, the Company issued convertible notes payable aggregating $1,195,000 to third parties (“the Notes”).  The Notes bear interest at 12%. The Notes are secured by all assets of the Company.  The Notes and accrued interest are due one year from the issuance date. The Notes are convertible at $0.40/share, which is equivalent to 2,987,500 shares of common stock.  The Notes were issued with five-year detachable stock purchase warrants having an exercise price of $0.40/share. Upon conversion of these warrants, the holders would be entitled to receive up to 2,987,500 additional shares of common stock.

The Notes are subject to mandatory conversion, if, at any time after closing, a reverse acquisition with a public shell company and prior to the maturity dates of these convertible notes, the Company completes a private placement (“new financing”) of convertible debt financing of between $2,000,000 - $5,000,000.  Under the new convertible debt financing, these convertible notes would have a term of three years, convertible at $0.40/share, and contain detachable five-year stock purchase warrants to purchase 100% of the equivalent shares in the public company underlying this new convertible debt financing.  The warrants would be exercisable at $0.60/share.

In connection with convertible debt issued in 2008 and 2009, the Company has determined that the application of EITF No. 98-5 and APB No.14 is applicable for these conventional convertible debt instruments.  The Company first determined the fair value of the warrants based upon the following management assumptions:

Expected dividends	0%
Expected volatility	125%
Expected term	1 year
Risk free interest rate	0.47% - 1.53%

After computing the fair value of the warrants, the Company determined the relative fair value of the convertible debt and the related effective conversion price. The Company’s effective conversion price for all issuances of convertible debt was in excess of the market price.   As a result, the Company did not record a beneficial conversion feature in connection with the issuance of these Notes.

On October 7, 2008, the Company entered into a convertible note payable for $50,000 with a third party. The note was convertible at the option of the holder at $0.40 per share, had a stated interest of $9,500 and was due on December 7, 2008.  The Company repaid the principal plus interest on November 7, 2008. Upon completion of the reverse acquisition with a public shell, the holder will receive an additional 200,000 shares of common stock in the public company. The Company determined that the issuance of this convertible debt instrument did not result in a beneficial conversion feature since the conversion price was in excess of the fair market value.

NXT Nutritionals, Inc.
(A Development Stage Company)
Notes to Financial Statements
September 30, 2008

(C) Reverse Acquisition and Recapitalization and Share Purchase Agreement

On October 31, 2008, the Company entered into a Share purchase agreement with NXT, LLC and Healthy Dairy, LLC.  The Company’s president is also the president of these two entities. The Company issued NXT, LLC Unitholders and Heath Dairy Unitholders 14,000,000 shares, for 100% membership interests in NXT, LLC and Healthy Dairy, LLC.

This transaction was accounted for as a reverse acquisition. NXT, Inc. did not have any operations and majority-voting control was transferred to Healthy Dairy, LLC.  The transaction also requires a recapitalization of Healthy Dairy, LLC. Since Healthy Dairy, LLC acquired a controlling voting interest; it was deemed the accounting acquirer, while NXT, Inc. was deemed the legal acquirer. The historical financial statements of the Company will be those of Healthy Dairy, LLC, and of the consolidated entities from October 31, 2008, the date of merger, and subsequent.

Since the transaction is considered a reverse acquisition and recapitalization, the guidance in SFAS No. 141 does not apply for purposes of presenting pro-forma financial information. See stand-alone audited financial statements as of December 31, 2007 for Healthy Dairy, LLC on Form 8-K.

In connection with the reverse acquisition and recapitalization, all share and per share amounts will be retroactively restated.

Pursuant to S.E.C Regulation S-X, Rule 11-01(d) and EITF No. 98-3, “Determining Whether a Nonmonetary Transaction Involves the Receipt of Productive Assets or of a Business”, it was determined that the acquisition of Healthy Dairy, LLC represented the acquisition of a business.  The transferred set of assets contained all of the necessary inputs, processes and outputs to conduct normal operations, including the ability to sustain a revenue stream.

The acquisition of NXT, LLC was of a development stage entity containing limited operations, and did not meet the definition of a business.  NXT, LLC contained the SUSTA license. However, only minimal royalty sales were recognized from Healthy Dairy, LLC since inception.  Healthy Dairy, LLC was the sole customer of NXT, LLC.

On October 31, 2008, the Company issued 6,000,000 shares of common stock to Healthy Brands, LLC an entity whose president is also the Company’s president. These shares were issued for consulting services rendered. The fair value of these shares was $60,000 ($0.01/share), based upon the fair value of the founder shares. The Company also agreed to pay an aggregate $600,000 to the unitholders of Healthy Dairy, LLC and NXT, LLC within 90 days from the close of the reverse acquisition with a public shell, and an additional $600,000 within 180 days post closing.  The second traunche of $600,000 will be collateralized by 1,000,000 shares of common stock in the public company.  If the offering does not occur, and the first $600,000 traunche is not paid to the members of Healthy Dairy, LLC and NXT, LLC by February 27, 2009, Healthy Brands agrees to cancel (i) the 6,000,000 shares for no additional consideration, or (2) the shares of the public company stock received in exchange for the Healthy Brands shares of common stock.